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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         SENIOR HOUSING PROPERTIES TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  MARYLAND                               04-3445278
  ----------------------------------------  ------------------------------------
  (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)



                 400 CENTRE STREET
               NEWTON, MASSACHUSETTS                       02458
      ----------------------------------------          ----------
      (Address of Principal Executive Offices)          (Zip Code)




If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this
form relates:     333-69703
              -----------------
             (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


       Title of Each Class                Name of Each Exchange on Which
       to be so Registered                Each Class is to be Registered
       -------------------                ------------------------------
         COMMON SHARES OF                     NEW YORK STOCK EXCHANGE
       BENEFICIAL INTEREST

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                ----------------
                                (Title of Class)





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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common shares, par value $.01 per share (the "Common Shares"), of Senior Housing Properties Trust (the "Registrant") is contained in the Prospectus dated September 21, 1999 (File No. 333-69703), filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended. Such Prospectus is incorporated herein by reference.


ITEM 2.  EXHIBITS.

Exhibit
Number         Description of Exhibit
------         ----------------------

1.1 Form of Amended and Restated Declaration of Trust of the Registrant. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S- 11, FILE NO. 333-69703).

1.2            Form of Amended and Restated By Laws of the Registrant.
               (INCORPORATED BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-11, FILE NO. 333-69703).

1.3 Form of Temporary Common Share Certificate. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-11, FILE NO. 333-69703).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            SENIOR HOUSING PROPERTIES TRUST



Date: September 21, 1999                    By: /s/  David J. Hegarty
                                               ---------------------------------
                                                  David  J. Hegarty
                                                  President



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